Exhibit 10.1

SECOND AMENDMENT TO MASTER EXCHANGE AGREEMENT

This Second Amendment to the Master Exchange Agreement (this “Amendment”) is effective as of August 3, 2020.

WHEREAS, Net Element, Inc., a Delaware corporation (the “Company”), and ESOUSA Holdings, LLC, a New York limited liability company (the “Creditor”), are parties to that certain Master Exchange Agreement, dated as of March 27, 2020 and as amended effective as of April 23, 2020 (the “Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, Section 8(c) of the Agreement permits the Agreement to be amended by amendment in writing signed by the Company and by the Creditor.

NOW THEREFORE, in consideration of the mutual covenants contained herein, the Company and the Creditor hereby agree that the Agreement shall be amended as follows:

1.     Recitals. All of the recitals contained herein are true and correct and are incorporated herein by this reference.

2.     Amendment. The definition of the Existing Debt and the Debt Amount in second recital of the Agreement is hereby amended and restated by deleting “up to $5,000,000 in principal amount and unpaid interest of a promissory note of the Company or its direct or indirect subsidiaries” in the first sentence thereof and inserting in its place “up to $15,000,000 in principal amount and unpaid interest of one or more promissory notes of the Company or its direct or indirect subsidiaries.”

3.     Limited Effect. Except as expressly amended and modified by this Amendment, the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

4.     Governing Law. This Amendment and the rights and obligations of the parties hereto shall be construed in accordance with and governed by the internal laws of the State of New York.

5.     Counterparts. This Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Amendment.

IN WITNESS WHEREOF, the parties to this Amendment have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first set forth above.

NET ELEMENT, INC.

By:	/s/ Oleg Firer
Name:	Oleg Firer
Title:	Chief Executive Officer

ESOUSA HOLDINGS, LLC

By:	/s/Michael Wachs
Name:	Michael Wachs
Title:	Managing Member